EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Willem P. Roelandts and Kris Chellam, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934 this Report on Form 10-K has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.



 Signature                   Title                                                                Date
 --------------------------  -------------------------------------------------------------------  -------------


 Bernard V. Vonderschmitt    Chairman of the Board                                                June 16, 1999
 --------------------------
(Bernard V. Vonderschmitt)

 Willem P. Roelandts         President and Chief Executive Officer (Principal Executive Officer)  June 16, 1999
 --------------------------
 (Willem P. Roelandts)


 Kris Chellam                Senior Vice President, Finance and Chief                             June 16, 1999
 --------------------------  Financial Officer (Principal Accounting and
 (Kris Chellam)              Financial Officer)


 John L. Doyle               Director                                                             June 16, 1999
 --------------------------
 (John L. Doyle)


 Philip T. Gianos            Director                                                             June 16, 1999
 --------------------------
 (Philip T. Gianos)


 William G. Howard, Jr.      Director                                                             June 16, 1999
 --------------------------
 (William G. Howard, Jr.)


 Frank Sanda                 Director                                                             June 16, 1999
 --------------------------
 (Frank Sanda)
